UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): May 21, 2008
GEVITY HR, INC.
(Exact name of registrant as specified in charter)

Florida	0-22701	65-0735612
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
9000 Town Center Parkway
Bradenton, Florida 34202
(Address of principal executive offices / Zip Code)
(941) 741-4300
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d—2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e—4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Items.
     Attached hereto as Exhibit 99.1 is a new Form of Executive Restricted Stock Award agreement for Gevity HR, Inc. The agreement is available for use in connection with restricted stock awards granted under the Gevity HR, Inc. 2005 Stock Incentive Plan.
Item 9.01. Financial Statements and Exhibits
(d) Exhibits.

Exhibit
Number	Description

99.1	Form of Gevity HR, Inc. Executive Restricted Stock Award agreement

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GEVITY HR, INC. (Registrant)
Dated: May 21, 2008	By:	/s/ Edwin E. Hightower, Jr
		Name:	Edwin E. Hightower, Jr.
		Title:	Vice President and General Counsel

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Form of Gevity HR, Inc. Executive Restricted Stock Award agreement